UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 15, 2014 (November 1, 2013)

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) hereby amends and supplements the Current Report on Form 8-K of II-VI Incorporated originally filed with the Securities and Exchange Commission on November 1, 2013 (the “Original 8-K”), which announced that II-VI Incorporated, a Pennsylvania corporation (“II-VI” or the “Company”), had acquired certain assets of Oclaro used in the fiber amplifier and micro-optics business (collectively, the “Business”) as of November 1, 2013, pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) originally entered into October 10, 2013, by and among II-VI and Oclaro Technology Limited, a company incorporated under the laws of England and Wales (“Oclaro”).

This Amendment is being filed to provide certain financial information, listed below, in accordance with Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired

Audited combined abbreviated financial statements of the fiber amplifier and micro-optics business of Oclaro, Inc., as of and for the twelve months ended June 29, 2013, as required by this Item 9.01(a), are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by this reference.

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Balance Sheet of II-VI Incorporated as of June 30, 2013 and the Unaudited Pro Forma Condensed Combined Statement of Earnings of II-VI Incorporated for the year ended June 30, 2013 and the notes to such unaudited pro forma condensed combined financial statements, as required by this Item 9.01(b), are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by this reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Oclaro, Inc. Independent Auditors.

99.1	Audited Combined Abbreviated Financial Statements of the fiber amplifier and micro-optics business of Oclaro, Inc. as of and for the twelve-months ended June 29, 2013.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of II-VI Incorporated for the year ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: January 15, 2014	By:	/s/ Francis J. Kramer
Francis J. Kramer
President and Chief Executive Officer

Date: January 15, 2014	By:	/s/ Craig A. Creaturo
Craig A. Creaturo
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Oclaro, Inc. Independent Auditors.

99.1	Audited Combined Abbreviated Financial Statements of the fiber amplifier and micro-optics business of Oclaro, Inc. as of and for the twelve-months ended June 29, 2013.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of II-VI Incorporated for the year ended June 30, 2013.